UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2021
AMN HEALTHCARE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16753	06-1500476
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Cypress Waters Boulevard, Suite 300
Dallas, Texas 75019
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (866) 871-8519
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMN	NYSE

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 2—Financial Information

Item 2.02.	Results of Operations and Financial Condition.
In connection with participation by AMN Healthcare Services, Inc. (the “Company”) at the 39th Annual J.P. Morgan Healthcare Conference to be held on January 12, 2021 (the “Conference”), the Company is providing preliminary unaudited consolidated revenue results for the fourth quarter of 2020. Based on its preliminary financial results, the Company expects consolidated revenues in the fourth quarter of 2020 to be between $623 million and $628 million. These preliminary unaudited results compare with the Company’s most recent consolidated revenue guidance range of $575 million to $585 million, which was provided in its press release announcing its 2020 third quarter financial results on November 5, 2020. The preliminary results reflect strong demand for our services across all three reportable segments, with particular strength in the Nurse and Allied Solutions segment and is based on management's initial assessment of operations for the quarter ended December 31, 2020. The Company expects to issue full financial results for the fourth quarter and fiscal year 2020 in February.

The Company is also reaffirming its 2020 fourth quarter operating margin and adjusted EBITDA margin guidance provided in its press release announcing its 2020 third quarter financial results on November 5, 2020. The Company expects that its fourth quarter 2020 operating margin and adjusted EBITDA margin results will be at the high end of its previously provided guidance ranges of 7.6% - 8.1% and 13.3% - $13.8%, respectively.

The Company issued a press release announcing its guidance reaffirmation and preliminary unaudited consolidated revenue results for the quarter ended December 31, 2020 on January 11, 2021. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

As referenced above, in connection with the Company’s participation at the Conference, Ms. Susan Salka, the Company’s Chief Executive Officer, and Mr. Brian Scott, the Company’s Chief Financial Officer, will present on January 12, 2021 at 11:40 a.m. Eastern Time (8:40 a.m. Pacific Time) with a question and answer session scheduled immediately following the presentation. During the presentation, Ms. Salka and Mr. Scott will discuss operational and financial developments and trends relating to the Company. The statements in their presentation and their answers to questions may contain or constitute material information that the Company has not previously disclosed publicly. A live webcast and audio archive of the presentation and question and answer session will be available via the Investor Relations section of the Company’s Website at https://ir.amnhealthcare.com/home/default.aspx or by clicking on the link below:

https://ir.amnhealthcare.com/events-and-presentations/event-details/2021/Presentation-at-the-2021-JP-Morgan-Healthcare-Conference/default.aspx

Participants should allow approximately five to ten minutes prior to the presentation's start time to visit the site and download any streaming media software needed to listen to the Internet webcast. A replay of the webcast will also be available on the Company’s Website for at least 90 days.

This 8-K contains certain non-GAAP financial information, which the Company provides as additional information, and not as an alternative, to the Company’s condensed consolidated financial statements presented in accordance with GAAP. The non-GAAP financial measure included in this 8-K is adjusted EBITDA margin. The Company provides adjusted EBITDA margin because management believes it is useful to both management and investors as a supplement, and not as a substitute, when evaluating the Company’s operating performance. Additionally, management believes that adjusted EBITDA margin also serves as an industry-wide financial measure. The Company uses adjusted EBITDA margin for making financial decisions, allocating resources and for determining certain incentive compensation objectives. The adjusted EBITDA margin provided in this 8-K is not in accordance with, or an alternative to, GAAP measures and may be different from non-GAAP measures, or may be calculated differently than other similarly titled non-GAAP measures reported by other companies. Adjusted EBITDA margin should not be used in isolation to evaluate the Company’s performance. A reconciliation of the adjusted EBITDA guidance identified in this 8-K, along with further detail about the use and limitations of the Company’s non-GAAP measures, may be found in the Company’s press release announcing its 2020 third quarter financial results on November 5, 2020.

Forward Looking Statements: The guidance and preliminary financial projection set forth in this Form 8-K reflect the Company’s current preliminary projection and are subject to the completion of the Company’s audit process and are subject to change. The Company’s full fourth quarter 2020 results could differ materially from the preliminary projection and guidance provided in this Form 8-K. You are cautioned not to place undue reliance on this preliminary revenue projection and guidance, which reflect management’s preliminary projection and guidance only as of the date of this Form 8-K. We undertake no obligation to publicly release the results of any revision or update of the preliminary projection or guidance, except as required by law. Factors that could cause the Company’s actual fourth quarter 2020 results to vary from the preliminary projection and guidance noted in this Form 8-K include (i) variances between the Company’s preliminary revenue accruals and its actual results, (ii) the Company’s ability to execute its standard processes for consolidating results across multiple business lines, (iii) the Company’s assessment of accrued liabilities, and (iv) the Company’s treatment of certain expenses during the quarter.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by the Company on January 11, 2021 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: January 11, 2020	By:	/s/ Susan R. Salka
Susan R. Salka
President & Chief Executive Officer